UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

A CLEAN SLATE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21369	26-1762478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Osceola Blvd. West Palm Beach, FL 33409
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 899-3529

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 27, 2010, A Clean Slate, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Vigilant Document Services, LLC merged with and into a subsidiary of the Company, as previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities Exchange Commission (the “Commission”) on December 28, 2010. The terms of the Merger Agreement included that the Company redeem (the “Redemption”) from the holder of the Company’s Series B Preferred Stock (the “Preferred Stockholder”), in exchange for $500,000 (the “Consideration”), all of the Company’s outstanding preferred stock (the “Preferred Stock”) within one year of the effectiveness of the Company’s Registration Statement on Form S-1 (the “Registration Statement”), which Registration Statement was filed with the Commission on January 21, 2011.

On April 14, 2011, the Company, the Preferred Stockholder and the holder of a majority of the Company’s outstanding common stock entered into an Amendment to Agreement and Plan of Merger (the “Amendment”) pursuant to which the parties agreed as follows: (i) the Redemption shall be retroactively effective as of the closing of the Merger, at which time the Preferred Stock was cancelled and retired (ii) the Consideration shall be due and payable in full six months after the effectiveness of the Registration Statement and shall be secured and collateralized by all of the assets of the Company (but not secured by the preferred stock because it was cancelled and retired retroactively), as more particularly set forth in a Secured Promissory Note and a Security Agreement, and (iii) the Preferred Stockholder shall remain as a director of the Company until he receives full payment of the Redemption Price, at which time he shall resign. The Redemption was previously disclosed by the Company in its Current Report on Form 8-K filed on April 14, 2011.

Based on the foregoing Amendment, the Company has restated its financial results for the year ended December 31, 2010 and has concluded that the previously filed Annual Report on Form 10-K for the year ended December 31, 2010 should no longer be relied upon. The restatement relates to the retroactive effect of the Amendment and as such and in accordance with ASC 250, the audit report has been revised with a dual date presentation and contains specific reference to the financial statement numbers and footnotes that have changed.

The Company expects to file contemporaneously herewith, an amendment to our Annual Report on Form 10-K for the year ended December 31, 2010 reflecting the restatement. The Company does not anticipate that any significant change in results of operations from the said restatement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2011

A Clean Slate, Inc.

/s/ RICHARD ASTROM
 By: Richard Astrom
Title: Chief Executive Officer